EXHIBIT 10.72


                        AMENDMENT TO TERM LOAN AGREEMENT
                        --------------------------------


        THIS AMENDMENT, made the 25th day of October, 2002, between S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company, having an address at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 (the "Borrower") and MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation, having an office at 825 Third Avenue, New York, New York 10022 (the "Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the Lender and the Borrower entered into a Term Loan Agreement (the "Loan Agreement") dated August 23, 2002 in connection with a $4,000,000.00 loan made by the Lender to the Borrower (the "First Advance"), and a contemplated loan to the Borrower in the amount of $10,000,000.00; and

        WHEREAS, the Borrower and the Lender are simultaneously herewith amending and restating the terms and provisions of the Promissory Note dated August 23, 2002 evidencing the First Advance, and have agreed to modify the Loan Agreement accordingly.

        NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in order to modify the Loan Agreement, the parties hereto agree for themselves, their successors and assigns as follows:

        1. The paragraph entitled "Loan Amount" of the Basic Loan Terms of the Loan Agreement shall be modified by adding the following at the end thereof:

               "Notwithstanding anything contained in the Commitment Letter to the contrary, it is contemplated that upon the making of the Term Loan Balance Advance, the Promissory Note dated August 23, 2002 originally evidencing the First Advance (the "First Advance Note") will be amended and restated to evidence both the First Advance and the Term Loan Balance Advance, and that such amended and restated promissory note shall provide for two tranches. One such tranche (the "First Advance Tranche") shall evidence the then outstanding principal balance of the First Advance, shall have an initial interest period terminating on May 31, 2008 and, for such initial interest period, shall contain the same interest rate, payment terms, prepayment terms and other terms as are contained in the First Advance Note. At the end of the initial interest period (i.e., May 31, 2008), the First Advance Tranche shall be converted to a new interest rate for the balance of the term of the Loan upon the terms and conditions contained in the Commitment

               Letter pertaining to the funding of the Term Loan Balance Advance, except that if a fixed rate is elected for the First Advance Tranche, such fixed rate may only be for an interest period ending on the maturity date of the new amended and restated promissory note. Upon the conversion to a new rate at the end of the initial interest period of the First Advance Tranche, (a) the Lender may require an endorsement to its title insurance policy insuring that the change in rate does not affect the priority of the deed of trust securing the Loan, which endorsement shall be satisfactory to the Lender, (b) the Lender may require modification documentation to confirm such change in rate, which documentation shall be satisfactory to the Lender, and (c) the Borrower shall pay all costs and expenses related to such modification including, without limitation, the Lender's attorney's fees and title premiums and other costs. The other tranche shall evidence the Term Loan Balance Advance, and the said new amended and restated promissory note shall provide for such tranche upon the terms and conditions contained in the Commitment Letter pertaining to the funding of the Term Loan Balance Advance."

        2. This Amendment sets forth the entire understanding of the parties with respect to the modification to the Loan Agreement set forth herein. The Borrower acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to its obligations under, or the subject matter of, this Amendment, except those specifically set forth herein and therein.

        3. As specifically modified and restated herein, all of the terms, covenants, conditions and stipulations contained in the Loan Agreement are hereby ratified and confirmed in all respects, shall continue to apply with full force and effect.

        4. Neither this Amendment nor any provision hereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        5. This Amendment may be executed in one or more counterparts each of which shall be an original but all of which when taken together shall constitute one and the same instrument.

        6. This Amendment is and shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

        7. The Borrower agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Amendment. In furtherance of such agreement, the Borrower hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Borrower in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Borrower by registered or certified mail to, or by personal service at, the last known address of the Borrower, whether such address be within or without the jurisdiction of any such court. The Borrower further agrees that the venue of any litigation arising in connection with the indebtedness, or in respect of any of the obligations of the Borrower under this Amendment, shall, to the extent permitted by law, be in New York County.

        8. This Amendment is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        9. Nothing in this Amendment is intended to or shall be deemed to create any rights or obligations of partnership, joint venture, or similar association among the parties hereto.

        10. If any term, covenant, provision or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such term, covenant, provision or condition.

        11. The parties hereto hereby irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise related to this Amendment

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                    S&W OF LAS VEGAS, L.L.C.


                                    By: /s/ Alan M. Mandel
                                       -------------------------
                                       Name:  Alan M. Mandel
                                       Title: Chief Financial Oficer


                                    MORGAN STANLEY DEAN WITTER COMMERCIAL
                                    FINANCIAL SERVICES, INC.


                                    By: /s/ Christopher Mayrose
                                       --------------------------
                                       Name:  Christopher Mayrose
                                       Title: Vice President

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 11th day of October in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared Alan Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Carmel A. Kenny
                                            -------------------------------
                                            Notary Public




STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 17th day of October in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher Mayrose, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Eva Marie Aromi
                                            -------------------------------
                                            Notary Public